EXHIBIT 4.2
                             SUPPLEMENTAL INDENTURE

     SUPPLEMENTAL INDENTURE dated as of May __, 1997 (the "Supplemental Indenture"), to the Indenture, dated as of May 1, 1996 (the "Indenture"), between TOSCO CORPORATION, a Nevada corporation (hereinafter called the "Company"), and STATE STREET BANK AND TRUST COMPANY, a trust company organized under the laws of the Commonwealth of Massachusetts (hereinafter called the "Trustee").


                             RECITALS OF THE COMPANY

     WHEREAS, the Company has duly authorized the execution and delivery of the Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (hereinafter called the "Securities") to be issued in one or more series, as provided in the Indenture;

     WHEREAS, the Company desires and has requested the Trustee to join it in the execution and delivery of this Supplemental Indenture in order to establish and provide for the issuance by the Company of three new series of Securities designated as (i) its 7.25% Notes due 2007 (the "Notes due 2007") in the aggregate principal amount of $200,000,000, a specimen copy of which is attached hereto as Exhibit A; (ii) its 7.80% Debentures due 2027 (the "Debentures due 2027") in the aggregate principal amount of $300,000,000, a specimen copy of which is attached hereto as Exhibit B; and (iii) its 7.90% Debentures due 2047 (the "Debentures due 2047") in the aggregate principal amount of $100,000,000, a specimen copy of which is attached hereto as Exhibit C (the Notes due 2007, Debentures due 2027 and Debentures due 2047 are collectively referred to herein as the "Notes"), all on the terms set forth herein;

     WHEREAS, Section 8.1 of the Indenture provides that a supplemental indenture may be entered into by the Company and the Trustee without the consent of any holder of any Securities to, inter alia, (a) establish the terms of any Securities as permitted by Sections 2.1 and 2.3 of the Indenture, provided certain conditions are met, (b) add to the covenants of the Company and (c) change certain provisions of the Indenture when there is no Outstanding Security of any affected Series under the Indenture;

     WHEREAS, the conditions set forth in the Indenture for the execution and delivery of this Supplemental Indenture have been complied with; and

     WHEREAS, all things necessary to make this Supplemental Indenture a valid agreement of the Company and the Trustee, in accordance with its terms, and a valid amendment of, and supplement to, the Indenture have been done.

     NOW THEREFORE:

     There are hereby established three new series (as that term is used in Section 2.3 of the Indenture) of Securities to be issued under the Indenture, which series of Securities shall have the terms set forth herein and in the Notes, and in consideration of the premises and the exchange for and acceptance of the Notes by the holders thereof, the Company mutually covenants and agrees with the Trustee, for the equal and proportionate benefit of all holders of the Notes, that the Indenture is supplemented and amended, to the extent and for the purposes expressed herein, as follows:


                                   ARTICLE ONE

                      SCOPE OF THIS SUPPLEMENTAL INDENTURE;
                    GENERAL TERMS AND CONDITIONS OF THE NOTES

     Section 1.1. CHANGES, ETC. APPLICABLE ONLY TO THE NOTES. The changes, modifications and supplements to the Indenture effected by this Supplemental Indenture shall be applicable only with respect to, and govern the terms of, the Notes, which shall be limited in aggregate principal amount to $600,000,000, except as provided in Section 2.3(b) of the Indenture, and shall not apply to any other Securities which may be issued under the Indenture unless a supplemental indenture with respect to such other Securities specifically incorporates such changes, modifications and supplements.

     Section 1.2 DESIGNATION AND PRINCIPAL AMOUNT. There are hereby authorized three new series of Notes, designated (a) the "Notes due 2007", limited in aggregate principal amount to $200,000,000, (b) the "Debentures due 2027", limited in aggregate principal amount to $300,000,000 and (c) the "Debentures due 2047", limited in aggregate principal amount to $100,000,000. The amounts of the Notes shall be as set forth in any written order of the Company for the authentication and delivery of Notes pursuant to Section 2.4 of the Indenture.

     Section 1.3 MATURITY. The Maturity Date of the Notes due 2007 is January 1, 2007, the Maturity Date of the Debentures due 2027 is January 1, 2027 and the Maturity Date of the Debentures due 2047 is January 1, 2047.

     Section 1.4 FORM AND PAYMENT. (a) The Notes shall be issued in fully registered certificated form without coupons in denominations of $100,000 in principal amount and integral multiples of $1,000 in excess thereof. Principal and interest on the Notes issued in certificated form will be payable and the transfer of such Notes will be registrable at the office or agency of the Trustee; provided, however, that payment of interest may be made at the option of the Company by check mailed to the Holder at such address as shall appear in the Security Register.

     (b) In accordance with Section 2.3 of the Indenture, the Notes are subject to the terms set forth in this Supplemental Indenture including, without limitation, Exhibits A, B and C hereto, the terms of which are hereby incorporated in their entirety by reference. In addition to the other terms of the Notes which are set forth elsewhere in this Supplemental Indenture and Exhibits A, B and C hereto, the Notes are subject to all of the provisions of the Indenture as supplemented by this Supplemental Indenture, except as otherwise provided in this Supplemental Indenture.

     (c) The Notes shall have the Trustee's Certificate of Authentication endorsed thereon substantially in the form of Exhibit A, B or C, as applicable, to this Supplemental Indenture.

     Section 1.5 DEPOSITARY.

     So long as Notes are eligible for book-entry settlement with the Depositary, or unless otherwise required by law, all Notes that are so eligible may be represented by one or more Notes in global form ("Global Notes") registered in the name of the Depositary or the nominee of the Depositary, except as otherwise specified below. The transfer and exchange of beneficial interests in any such Notes in global form shall be effected through the Depositary in accordance with the Indenture and the procedures of the Depositary therefor.

     The Depositary shall be a clearing agency registered under the Exchange Act. The Company initially appoints DTC to act as Depositary with respect to the Notes in global form. Initially, the Global Notes shall be issued to DTC, registered in the name of Cede & Co., as the nominee of DTC, and deposited with the Trustee as custodian for Cede & Co.

     If at any time the Depositary for the Global Notes notifies the Company that it is unwilling or unable to continue as Depositary for such Notes, the Company may appoint a successor Depositary with respect to such Notes. If a successor Depositary for the Notes is not appointed by the Company within 90 days after the Company receives such notice, the Company will execute, and the Trustee, upon receipt of an Officers' Certificate for authentication and delivery of Notes, will authenticate and deliver Notes in definitive form, in an aggregate principal amount equal to the principal amount of the Global Notes, in exchange for the Global Notes.

     Definitive Notes issued in exchange for all or a part of a Global Note pursuant to this Section 1.5 shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. Upon execution and authentication, the Trustee shall deliver such definitive Notes to the person in whose names such definitive Notes are so registered.

     At such time as all interests in a Global Note have been redeemed, exchanged, repurchased or canceled, such Global Note shall be, upon receipt thereof, canceled by the Trustee in accordance with standing procedures and instructions of the Depositary. At any time prior to such cancellation, if any interest in a Global Note is exchanged for definitive Notes, redeemed, exchanged, repurchased by the Company or canceled, or transferred for part of a Global Note, the principal amount of such Global Note shall, in accordance with the standing procedures and instructions of the Depositary, be reduced or increased, as the case may be, and an endorsement shall be made on such Global Note by, or at the direction of, the Trustee to reflect such reduction or increase.

     1.6 ORIGINAL ISSUE OF NOTES. Notes in the aggregate principal amount of up to $600,000,000 may, upon execution of this Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and make available for delivery said Notes to or upon the written order of the Company, signed by its Chairman, its Vice Chairman, its Executive Vice President, its President, or any Vice President and its Treasurer, any Assistant Treasurer, Secretary or any Assistant Secretary, without any further action by the Company.


                                   ARTICLE TWO

                           AMENDMENTS TO THE INDENTURE

     Section 2.1. AMENDMENTS TO SECTION 1.1. Section 1.1 of the Indenture is hereby amended by adding the following definitions in their proper alphabetical order:

          "Affiliate" has the same meaning as given to that term in Rule 405 of the Securities Act.

          "Attributable Debt" when used in connection with a Sale and Leaseback Transaction involving a Principal Property shall mean, at the time of determination, the present value of the total net amount of rent required to be paid under such lease during the remaining term thereof (including any renewal term or period for which such lease has been extended), discounted at the rate of interest set forth or implicit in the terms of such lease or, if not practicable to determine such rate, the weighted average interest rate per annum borne by the Securities of each Series outstanding pursuant to this Indenture compounded semi-annually. For purposes of the foregoing definition, rent shall not include amounts required to be paid by the lessee on account of insurance, taxes, assessments, utility, operating and labor costs and similar charges. In the case of any lease which is terminable by the lessee upon the payment of a penalty, such net amount shall also include the amount of the penalty, but no rent shall be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated.

          "Bank Credit Facility" means the bank facility provided for under the Fourth Amended and Restated Credit Agreement, dated as of January 14, 1997, among the Company and the banks that are or become parties from time to time thereto, as it may be amended, supplemented or otherwise modified from time to time, and any successor or replacement bank facility thereto.

          "Consolidated Net Tangible Assets" means the total of all the assets appearing on the consolidated balance sheet of the Company and its Subsidiaries, less the following: (a) liabilities, (b) intangible assets, including, without limitation, such items as goodwill, trademarks, trade names, patents and unamortized debt discount and expense carried as an asset on said balance sheet, and (c) appropriate adjustment on account of minority interests of other persons holding stock in any Subsidiary. Consolidated Net Tangible Assets shall be determined in accordance with generally accepted accounting principles applied on a consistent basis and shall be determined by reference to the most recent publicly available quarterly or annual, as the case may be, consolidated balance sheet of the Company.

          "covenant defeasance" has the meaning specified in Section
     10.1(b)(iii).

          "DTC" means The Depository Trust Company.

          "Funded Debt" means Debt which by its terms matures at, or can be extended or renewed at the option of the obligor to, a date more than twelve months after the date of the Debt's creation, including, but not limited to, outstanding revolving credit loans.

          "Global Notes" has the meaning specified in Section 1.5.

          "Indebtedness" of a Person means, without duplication, (a) all indebtedness of such Person which is (i) for money borrowed or (ii) evidenced by a bond, debenture, note or similar instrument or letter of credit given in connection with the acquisition of any businesses, properties or assets of any kind other than trade accounts payable or accrued liabilities arising in the ordinary course of business; (b) obligations of such Person as lessee under leases required to be capitalized on the balance sheet of the lessee under generally accepted accounting principles and leases of property or assets made as part of any sale and leaseback transaction to which such Person is a party; (c) amendments, renewals, extensions, modifications, refundings and refinancings of any indebtedness or obligations referred to in clause (a) or (b); and (d) guarantees by such Person of any indebtedness or obligations of the type referred to in clause (a), (b) or (c).

          "Original Notes" means the debt securities issued by the Company pursuant to the Original Supplemental Indenture.

          "Original Supplemental Indenture" means the supplemental indenture dated as of January 14, 1997, to the Indenture.

          "Preferred Stock", as applied to the Capital Stock of any Person, means Capital Stock of such Person of any class or classes (however designated) that ranks prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to shares of Capital Stock of any other class of such Person.

          "Principal Property" means (i) any refining or processing plant (together with any pipeline, terminal or other facility related to such refining or processing plant and necessary for its economic operation) or corporate offices, in any case owned or leased by the Company or any Subsidiary, or any interest of the Company or any Subsidiary in such property (in each case including the real estate related thereto) located within the United States of America and (ii) any Capital Stock of any Subsidiary that owns, directly or indirectly, a Principal Property of the type described in clause (i).

          "Sale and Leaseback Transaction" of any Person means an arrangement with any lender or investor or to which such lender or investor is a party providing for the leasing by such person of any property or asset of such Person which has been or is being sold or transferred by such Person more than one year after the acquisition thereof or the completion of construction or commencement of operation thereof to such lender or investor or to any person to whom funds have been or are to be advanced by such lender or investor on the security of such property or asset. The stated maturity of such arrangement shall be the date of the last payment of rent or any other similar amount due under such arrangement prior to the first date on which such arrangement may be terminated by the lessee without payment of a penalty.

          "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor legislation.

     Section 2.2. AMENDMENT TO SECTION 2.3. Section 2.3 of the Indenture is hereby amended by deleting paragraph (u) in its entirety and inserting instead the following new paragraph (u):

              (u) the application, if any, of either or both of Sections 10.1(b)(ii) or 10.1(b)(iii) to the Securities of the Series.

     Section 2.3. AMENDMENT TO ARTICLE III. Article III of the Indenture is hereby amended by adding the following Sections 3.5 through 3.8:

          SECTION 3.5 Limitation on Liens. (a) The Company shall not, and shall not permit any Subsidiary to, incur any Debt secured by a Lien on any Principal Property without making effective provision for securing all Outstanding Securities of each Series having the benefit of this covenant equally and ratably with such Debt as to such Principal Property.

          (b) With respect to any particular Series of Securities, the foregoing restrictions will not apply to: (i) Liens existing at the date of original issuance of such Series of Securities; (ii) any Liens securing Debt owed by the Company to one or more Subsidiaries of the Company; (iii) Liens on any Principal Property of a Person existing prior to the time (A) such Person becomes a Subsidiary of the Company, (B) such Person merges into or consolidates with a Subsidiary of the Company or (C) another Subsidiary of the Company merges into or consolidates with such Person (in a transaction in which such Person becomes a Subsidiary of the Company); (iv) Liens on any Principal Property existing at the time of acquisition thereof; (v) Liens on any Principal Property to secure Debt incurred for the purpose of financing all or any part of the purchase price or the cost of construction or improvement of the Principal Property subject to such Liens in an aggregate principal amount not to exceed the fair market value of such property, construction or improvements; (vi) Liens on any Principal Property of the Company or any Subsidiary in favor of governmental bodies to secure certain advance or progress payments pursuant to any contract or statute; and (vii) Liens to secure any extension, renewal, refinancing or refunding (or successive extensions, renewals, refinancings or refundings), in whole or in part, of any Debt secured by Liens referred to in the foregoing clauses (i) to (vi), so long as such Lien does not extend to any other property and the Debt so secured is not increased.

          (c) Notwithstanding the foregoing, the Company or any Subsidiary may incur Debt secured by Liens which otherwise would be subject to the foregoing restrictions, in an aggregate amount which, together with all other such Debt outstanding secured by Liens and all Attributable Debt outstanding in respect of Sale and Leaseback Transactions (other than as permitted by Section 3.6(a)), does not exceed 10% of Consolidated Net Tangible Assets.

          SECTION 3.6 Limitation on Sale and Leaseback Transactions. (a) The Company shall not, and shall not permit any Subsidiary to, enter into any Sale and Leaseback Transaction on any Principal Property (except for a period not exceeding three years) unless: (i) the Company or such Subsidiary would be entitled to incur a Lien to secure Debt by reason of the provisions described in clauses (i) through (vii) of Section 3.5(b) in an amount equal to the Attributable Debt of such Sale and Leaseback Transaction without equally and ratably securing all Outstanding Securities of each series having the benefit of this covenant or (ii) the Company or such Subsidiary applies within 180 days an amount equal to, in the case of a sale or transfer for cash, the net proceeds (not exceeding the net book value), and, otherwise, an amount equal to the fair value (as determined by its Board of Directors), of the property so leased to (A) the retirement of Securities or other Funded Debt of the Company or such Subsidiary or (B) to the acquisition of property which constitutes a Principal Property.

          (b) Notwithstanding the foregoing, the Company or any Subsidiary may enter into a Sale and Leaseback Transaction which would otherwise be subject to the foregoing restriction, provided the amount of Attributable Debt in respect of such Sale and Leaseback Transaction, together with all other such Attributable Debt outstanding and all Debt outstanding secured by Liens (other than as permitted by Section 3.5(b)), does not exceed 10% of Consolidated Net Tangible Assets.

          SECTION 3.7 Limitation on Subsidiary Funded Debt and Preferred Stock. The Company will not permit any Subsidiary of the Company having a Principal Property to incur or suffer to exist any Funded Debt or issue any Preferred Stock except: (i) Funded Debt outstanding under the Bank Credit Facility; (ii) Funded Debt or Preferred Stock outstanding on the date of original issuance of the Securities of a particular series; (iii) Funded Debt or Preferred Stock issued to and held by the Company or a Subsidiary of the Company; (iv) Funded Debt incurred or Preferred Stock issued by a Person prior to the time (A) such Person becomes a Subsidiary of the Company, (B) such Person merges into or consolidates with a Subsidiary of the Company or (C) another Subsidiary of the Company merges into or consolidates with such Person (in a transaction in which such Person becomes a Subsidiary of the Company); (v) Funded Debt or Preferred Stock incurred for the purpose of financing all or any part of the purchase price or the cost of construction of or improvements to the property of the Company or any of its Subsidiaries in an aggregate principal amount or liquidation preference, as the case may be, not to exceed the fair market value of such property, construction or improvements; and (vi) Funded Debt or Preferred Stock that is exchanged for, or the proceeds of which are used to refinance or refund, any Funded Debt or Preferred Stock permitted to be outstanding pursuant to clauses (i) through (v) (or any extension or renewal thereof) in an aggregate principal amount or liquidation preference, as the case may be (which, in the case of a Discount Security, shall be the issue price thereof), not to exceed the principal amount of the Funded Debt or the liquidation preference of the Preferred Stock, as the case may be, so exchanged, refinanced or refunded (which, in the case of a Discount Security, shall be the accreted value thereof).

          Notwithstanding the foregoing, the Company's Subsidiaries may incur Funded Debt and Preferred Stock in an aggregate principal amount and liquidation preference that does not exceed 10% of Consolidated Net Tangible Assets.

          SECTION 3.8 Waiver of Certain Covenants. The Company may omit in any particular instance to comply with any term, provision or condition set forth in Sections 3.5, 3.6 or 3.7 with respect to the Securities of any Series if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities of such Series shall either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

     Section 2.4 AMENDMENT TO ARTICLE V. Article V of the Indenture is hereby amended by deleting paragraphs (d) and (e) of Section 5.1 in their entirety.

     Section 2.5 AMENDMENT TO ARTICLE VII. Article VII of the Indenture is hereby amended by adding the following Section 7.6:

          Section 7.6 Holders of Notes and Holders of Original Notes Vote as Single Class. Whenever any provision of this Indenture provides for the Holders of a Series of the Notes to vote and/or consent on any matter, the Holders of such Series will vote and/or consent on any and all such matters together with the holders of the corresponding Series of the Original Notes as one class, and neither the Holders nor the holders of the Original Notes corresponding to such Series will have the right to vote and/or consent as a separate class on any matter.

     Section 2.6. AMENDMENT TO SECTION 10.1(B). Section 10.1(b) of the Indenture is hereby amended by deleting subparagraphs 10.1(b)(i), (ii) and (iii) in their entirety and inserting instead the following new subparagraphs 10.1(b)(i),(ii),
(iii) and (iv):

          SECTION 10.1(b)(i) In addition to the provisions of Section 10.1, the Company may, at its option by or pursuant to, or otherwise in a manner or by such Persons as may be authorized pursuant to, one or more resolutions duly adopted by the Board of Directors, at any time with respect to the Securities of any Series, elect to have defeasance under subsection (ii) or covenant defeasance under subsection (iii) of this Section 10.1(b) be applied to the Outstanding Securities of such Series provided that provision therefor is made for such application pursuant to Section 2.3 and the applicable conditions thereto as set forth in this Section 10.1(b) have been satisfied.

          SECTION 10.1(b) (ii) Upon the Company's exercise of the option referenced in Section 10.1(b)(i) applicable to this subsection, the Company may terminate its obligations under the Outstanding Securities of any Series and hereunder with respect to such Series on the date the conditions set forth below are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities of such Series and to have satisfied all its other obligations under such Securities insofar as such Securities are concerned (and the Trustee, at the expense and request of the Company, shall execute proper instruments acknowledging the same), except for the following: (1) the rights of Holders of Outstanding Securities of such Series to receive payments in respect of the principal of and interest on such Securities when such payments are due, (2) the Company's obligations with respect to such Securities under Sections 2.8, 2.9, 2.11, 3.2, 6.7, 10.4 and 10.5 of the Indenture, (3) the rights, powers, trusts, duties and immunities of the Trustee hereunder, and (4) this Section 10.1(b).

          SECTION 10.1(b)(iii) Upon the Company's exercise of the option referenced in Section 10.1(b)(i) applicable to this subsection, the Company shall be released from its obligations under Sections 3.5, 3.6 and 3.7 with respect to the Outstanding Securities of such Series on and after the date the conditions set forth below are satisfied (hereinafter, the "covenant defeasance"). For this purpose, such covenant defeasance means that, with respect to the Outstanding Securities of such Series, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section, whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document (including, without limitation, the form of Securities of such Series), but the remainder of this Indenture and the rights of each Holder of such Securities shall be unaffected thereby.

          SECTION 10.1(b)(iv) The following shall be the conditions to the application of Section 10.1(b)(ii) or (iii) to the Outstanding Securities of such Series:

          (A) The Company shall have irrevocably deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 6.10 who shall agree to comply with the provisions of this Section 10.1(b) applicable to it) under the terms of an irrevocable trust agreement, as trust funds in trust solely for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of Securities of such Series, (i) cash in Dollars, or (ii) Government Obligations maturing as to principal and interest in such amounts and at such times as are sufficient, to pay the principal of and interest on the Outstanding Securities of such Series to Maturity or redemption, as the case may be, or (iii) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, (x) the principal of and each installment of principal of and interest, if any, on the Outstanding Securities of such Series on the Stated Maturity of such principal or installment of principal or interest, if any, and (y) any mandatory sinking fund payments or analogous payments applicable to the Outstanding Securities of such Series on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities. Such irrevocable trust agreement shall include, among other things,
          (i) provision for the payments referenced in clauses (x) and (y) of the immediately preceding sentence, (ii) the payment of the reasonable expenses of the Trustee incurred or to be incurred in connection with carrying out such trust provisions, (iii) rights of registration, transfer, substitution and exchange of Securities of such Series in accordance with the terms stated in this Indenture and (iv) continuation of the rights and obligations and immunities of the Trustee as against the Holders of Securities of such Series as stated in this Indenture.

          (B) No Event of Default or event which with notice or lapse of time or both would constitute an Event of Default with respect to the Securities of such Series shall have occurred and be continuing on the date of such deposit or shall occur as a result of such deposit or, insofar as Section 5.1(f) and 5.1(g) are concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

          (C) Such deposit, defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company is a party or by which it is bound.

          (D) The Company shall have delivered to the Trustee an Opinion of Counsel of recognized national standing to the effect that Securityholders of such Series will not recognize income, gain or loss for federal income tax purposes as a result of such deposit and discharge and will be subject to federal income tax on the same amounts and in the same manner and at the same time as would have been the case if such deposit and defeasance or covenant defeasance, as the case may be, had not occurred.

          (E) The Company shall have delivered to the Trustee an Officers' Certificate and Opinion of Counsel, each stating that all conditions precedent provided for herein relating to the deposit and defeasance or covenant defeasance, as the case may be, contemplated by this
          Section 10.1(b) have been complied with.

     Section 2.7 AMENDMENT TO SECTION 10.4. Section 10.4 of the Indenture is hereby amended by deleting Section 10.4 in its entirety and inserting instead the following new Section 10.4:

          SECTION 10.4 Return of Unclaimed Moneys Held by Trustee and Paying Agent. Any moneys deposited with or paid to the Trustee or any Paying Agent (including the Company acting as its own Paying Agent) for the payment of the principal of or interest on any Security of any Series and not applied but remaining unclaimed for two years after the date upon which such principal or interest shall have become due and payable, shall, upon the written request of the Company, and subject to applicable escheat laws, promptly be repaid to the Company by the Trustee for such Series or such Paying Agent (except that with respect to any amounts then held by the Company in trust as its own Paying Agent no such request need be given and at such time the Company shall be discharged from its request to hold such moneys in trust as Paying Agent), and the Holder of the Securities of such Series shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property laws, thereafter look only to the Company for any payment which such Holder may be entitled to collect, and all liability of the Trustee or any Paying Agent with respect to such moneys shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment with respect to moneys deposited with it for any payment in respect to Securities of any Series, shall at the expense and written request of the Company, mail by first-class mail to Holders of such Securities at their addresses as they shall appear on the Security Register, notice, that such moneys remain and that, after a date specified therein, which shall not be less than thirty days from the date of such mailing, any unclaimed balance of such money then remaining will be repaid to the Company. Anything in this Article X to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon the written request of the Company any money or Government Obligations held by it as provided in
     Section 10.1(b)(iv) which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect such defeasance or covenant defeasance, as the case may be, in accordance with the provisions of this Indenture.

     Section 2.8. RANKING. The Notes will be unsecured obligations of the Company, ranking equally and PARI PASSU with all other unsecured and unsubordinated debt of the Company.

     Section 2.9. TERMS OF THE NOTES. In accordance with Section 2.3 of the Indenture, the Notes are subject to the terms set forth in this Supplemental Indenture including, without limitation, Exhibits A, B and C hereto, the terms of which are hereby incorporated in their entirety by reference. In addition to the other terms of the Notes which are set forth elsewhere in this Supplemental Indenture and Exhibits A, B and C hereto, the Notes are subject to all of the provisions of the Indenture including, without limitation, the Company's defeasance option and covenant defeasance option pursuant to Section 10.1 of the Indenture, as supplemented by this Supplemental Indenture. For purposes of
Section 10.1 of the Indenture, as supplemented by this Supplemental Indenture, the restrictive covenants referred to therein shall include the covenants set forth in Article Two of this Supplemental Indenture. Each series of Notes shall act as a separate Series with respect to all actions to be taken by, or matters relating to, such Series.


                                  ARTICLE THREE

                             REDEMPTION OF THE NOTES

     Section 3.1. REDEMPTION. The Notes are not redeemable at any time prior to their maturity.

     Section 3.2. NO SINKING FUND. The Notes are not entitled to the benefit of any sinking fund.

                                  ARTICLE FOUR

                                  MISCELLANEOUS

     Section 4.1. DEFINED TERMS. Unless otherwise provided in this Supplemental Indenture, all defined terms used in this Supplemental Indenture shall have the meanings assigned to them in the Indenture.

     Section 4.2. CONFLICT OF ANY PROVISION OF INDENTURE WITH TRUST INDENTURE ACT OF 1939. If and to the extent that any provision of this Supplemental Indenture limits, qualifies or conflicts with another provision included in this Supplemental Indenture or in the Indenture which is required to be included herein or therein by any of Sections 310 to 317, inclusive, of the Trust Indenture Act of 1939, as amended, such required provision shall control.

     Section 4.3. NEW YORK LAW TO GOVERN. THIS SUPPLEMENTAL INDENTURE AND THE NOTES SHALL BE DEEMED TO BE CONTRACTS MADE AND TO BE PERFORMED ENTIRELY IN THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE WITHOUT REGARD TO THE CONFLICTS OF LAW RULES OF SAID STATE.

     Section 4.4. COUNTERPARTS. This Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

     Section 4.5. EFFECT OF HEADINGS. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

     Section 4.6. SEVERABILITY OF PROVISIONS. In case any provision in this Supplemental Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     Section 4.7. SUCCESSORS AND ASSIGNS. All covenants and agreements in this Supplemental Indenture by the parties hereto shall bind their respective successors and assigns and inure to the benefit of their respective successors and assigns, whether so expressed or not.

     Section 4.8. BENEFIT OF SUPPLEMENTAL INDENTURE. Nothing in this Supplemental Indenture, express or implied, shall give to any Person, other than the parties hereto, any Security Registrar, any Paying Agent and their successors hereunder, and the Holders of the Notes, any benefit or any legal or equitable right, remedy or claim under this Supplemental Indenture.


     Section 4.9. ACCEPTANCE BY TRUSTEE. The Trustee accepts the amendments to the Indenture effected by this Supplemental Indenture and agrees to execute the trusts created by the Indenture as hereby amended, but only upon the terms and conditions set forth in the Indenture. Without limiting the generality of the foregoing, the Trustee assumes no responsibility for the correctness of the recitals contained herein, which shall be taken as the statements of the Company and except as provided in the Indenture the Trustee shall not be responsible or accountable in any way whatsoever for or with respect to the validity or execution or sufficiency of this Supplemental Indenture and the Trustee makes no representation with respect thereto.

     Section 4.10. RATIFICATION OF INDENTURE; SUPPLEMENTAL INDENTURE CONTROLS; SCOPE OF SUPPLEMENTAL INDENTURE.

     (a) The Indenture, as supplemented by this Supplemental Indenture, is in all respects ratified and confirmed, and this Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided. The provisions of this Supplemental Indenture shall, subject to
Section 4.2 hereof, supersede the provisions of the Indenture to the extent the Indenture is inconsistent herewith.

     (b) The changes, modifications and supplements to the Indenture effected by this Supplemental Indenture shall be applicable only with respect to, and govern the terms of, the Notes, and shall not apply to any other Securities which may be issued under the Indenture unless a supplemental indenture with respect to such other Securities specifically incorporates such changes, modifications and supplements.

     IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the day and year first above written.

                                      TOSCO CORPORATION


                                      By:_______________________
                                         Name:
                                         Title:

                                      STATE STREET BANK
                                        AND TRUST COMPANY,
                                      as Trustee


                                      By:_______________________
                                         Name:
                                         Title:

                                                                       EXHIBIT A

                             (FORM OF FACE OF NOTE)

     [Legend if Note is to be deposited for securities clearance and settlement through the facilities of The Depository Trust Company.

     UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

No. ______________________                            CUSIP NO. ______________


                                TOSCO CORPORATION

                               7.25% NOTE DUE 2007

     TOSCO CORPORATION, a Nevada corporation (the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to __________ or registered assigns, at the office or agency of the Company in New York, New York, the [principal sum of ____________Dollars](1) on January 1, 2007, in the coin or currency of the United States, and to pay interest, semi-annually on January 1 and July 1 of each year, commencing July 1, 1997, on said principal sum at said office or agency, in like coin or currency, at the rate per annum specified in the title of this Note, from the January 1 or the July 1, as the case may be, next preceding the date of this Note to which interest has been paid, unless the date hereof is a date to which interest has been paid, in which case from the date of this Note, or unless no interest has been paid or duly provided for on the corresponding Original Notes, in which case from January 1, 1997 until payment of said principal sum has been made or duly provided for. Payments of such principal and interest shall be made at the office or agency of the Company maintained for such purpose, which, subject to the right of the Company to vary or terminate the appointment of such agency, shall initially be at the principal corporate trust office of State Street Bank and Trust Company in Boston, Massachusetts; PROVIDED, that payment of interest may be made at the option of the Company by check mailed to the address of the person entitled thereto as such address shall appear on the Security Register or by wire transfer as provided in the Indenture. Notwithstanding the foregoing, if the date hereof is after December 15 or June 15, as the case may be, and before the following January 1 or July 1, this Note shall bear interest from such January 1 or July 1; PROVIDED, that if the Company shall default in the payment of interest due on such January 1 or July 1, then this Note shall bear interest from the next preceding January 1 or July 1, to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for on the corresponding Original Notes, from January 1, 1997. The interest so payable on any January 1 or July 1 will, subject to certain exceptions provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Note is registered at the close of business on the December 15 or June 15, as the case may be, next preceding such January 1 or July 1, whether or not such day is a Business Day.

     Reference is made to the further provisions of this Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as through fully set forth at this place.

     This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by or on behalf of the Trustee under the Indenture referred to on the reverse hereof.

     IN WITNESS WHEREOF, TOSCO CORPORATION has caused this instrument to be signed manually or by facsimile by its duly authorized officers and has caused a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.

Dated: __________, 1997

(SEAL)                                      TOSCO CORPORATION


                                            By________________________



Attest:


---------------------------
(1) In the case of a Global Note the bracketed text will be replaced with the following: "principal amount set forth on Schedule A hereto."

                          CERTIFICATE OF AUTHENTICATION


     This is one of the Securities of the Series designated herein and referred to in the within-mentioned Indenture.

Dated: _________, 1997              STATE STREET BANK AND TRUST
                                     COMPANY, as Trustee


                                     By:_________________________
                                         Authorized Signatory

                                 REVERSE OF NOTE

                                TOSCO CORPORATION

                               7.25% Note due 2007

     This Note is one of a duly authorized issue of debentures, notes, bonds or other evidences of indebtedness of the Company (hereinafter called the "Securities") of the Series hereinafter specified, all issued or to be issued under and pursuant to an indenture dated as of May 1, 1996, as supplemented by the Supplemental Indenture dated as of May __, 1997 (herein called the "Indenture"), duly executed and delivered by the Company to State Street Bank and Trust Company, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary as provided in the Indenture. This Note is one of a Series designated as the 7.25% Notes due 2007 of the Company, limited in aggregate principal amount to $200,000,000.

     Interest will be computed on the basis of a 360-day year of twelve 30-day months. The Company shall pay interest on overdue principal and, to the extent lawful, on overdue installments of interest at the rate PER ANNUM borne by this Note. If a payment date is not a Business Day as defined in the Indenture at a place of payment, payment may be made at that place on the next succeeding day that is a Business Day, and no interest shall accrue for the intervening period.

     In case an Event of Default with respect to the Notes due 2007, as defined in the Indenture, shall have occurred and be continuing, the principal hereof and the interest accrued hereon, if any, may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

     The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of a majority of the aggregate principal amount of the Securities at the time Outstanding of all Series to be affected (treated as one class), evidenced as provided in the Indenture, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each such Series; provided, however, that no such supplemental indenture shall (i) extend the Stated Maturity of any Security, or reduce the principal amount thereof or any premium thereon, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable upon redemption thereof, or impair or affect the right of any Holder to institute suit for the payment thereof or, if the Securities provide therefor, any right of repayment at the option of the Securityholder, without the consent of the Holder of each Security so affected, or (ii) reduce the aforesaid percentage of Securities of any Series, the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holder of each Security affected. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any Series, prior to any declaration accelerating the maturity of such Securities, the Holders of a majority in aggregate principal amount Outstanding of the Securities of such Series (or, in the case of certain defaults or Events of Default, all or certain Series of the Securities), may on behalf of the Holders of all the Securities of such Series (or all or certain Series of the Securities), as the case may be, waive any such past default or Event of Default and its consequences. The preceding sentence shall not, however, apply to a default in the payment of the principal of or premium, if any, or interest on any of the Securities. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and any Note which may be issued in exchange or substitution therefor, irrespective of whether or not any notation thereof is made upon this Note or such other Note.

     No reference herein to the Indenture, and no provision of this Note or of the Indenture, shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note in the manner, at the respective times, at the rate, and in the coin or currency herein prescribed.

     It is also provided in the Indenture that, subject to certain conditions, the Holders of at least a majority in principal amount of the outstanding Securities of all Series affected (voting as a single class), by notice to the Trustee, may waive an existing Default or Event of Default with respect to the Securities of such Series and its consequences, except a Default in the payment of principal of or interest on any Security or in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the Holder of each Outstanding Security affected. Upon any such waiver, such Default shall cease to exist, and any Event of Default with respect to the Securities of such Series arising therefrom shall be deemed to have been cured, for every purpose of the Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

     As provided in the Indenture, this Note is transferable by the registered Holder hereof on the Security Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Trustee in the City and State of New York accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Trustee duly executed by the registered Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount and series will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

     The Company, the Trustee and any agent of the Company or the Trustee may deem and treat the registered Holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal hereof and, subject to the provisions hereof, interest hereon, and for all other purposes, and neither the Company nor the Trustee nor any authorized agent of the Company or the Trustee shall be affected by any notice to the contrary.

     No recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, shareholder, officer or director, as such, past, present, or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

     The Indenture with respect to any Series will be discharged and canceled except for certain Sections thereof, subject to the terms of the Indenture, upon the payment of all the Securities of such Series or upon the irrevocable deposit with the Trustee of cash or Government Obligations (or a combination thereof) sufficient for such payment in accordance with Article X of the Indenture.

     The Notes of this Series are issuable only in registered form without Coupons in denominations of $100,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this Series are exchangeable for a like aggregate principal amount of Notes of this Series of a different authorized denomination, as requested by the Holder surrendering the same.

     This Indenture and this Note shall be deemed to be contracts made under the laws of the State of New York, and for all purposes shall be governed by, and construed in accordance with, the laws of such State.

     Terms used herein which are defined in the Indenture shall have the respective meanings assigned thereto in the Indenture.

                                   ASSIGNMENT

            [FORM OF ASSIGNMENT FOR NOTES THAT ARE NOT GLOBAL NOTES]

     For value received ______________ hereby sell(s), assign(s) and transfer(s) unto

---------------------------------------------
(Please insert Social Security or other taxpayer identification number of assignee.)

the within Note and hereby irrevocably constitutes and appoints
_________________ attorney to transfer the said Note on the books of the Company, with full power of substitution in the premises.

Dated: ____________________


                           -----------------------------


                           -----------------------------
                               Signature(s)

                           Signature(s) must be
                           guaranteed by a
                           commercial bank or
                           trust company or a
                           member firm of a major
                           stock exchange.


                           -------------------------
                           Signature Guarantee


NOTICE: The above signatures of the holder(s) hereof must correspond with the name as written upon the face of this Note in every particular without alteration or enlargement or any change whatever.

          [FORM OF SCHEDULE FOR ENDORSEMENTS ON GLOBAL NOTE TO REFLECT
                          CHANGES IN PRINCIPAL AMOUNT]

                                   Schedule A

                   Changes to Principal Amount of Global Note

===============================================================================
                Principal Amount of
             Securities by which this          Remaining
             Global Security is to be          Principal
             Reduced or Increased, and       Amount of this
              Reason for Reduction or            Global            Notation
Date                 Increase                   Security            Made by
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

===============================================================================

                                                                      EXHIBIT B

                           (FORM OF FACE OF DEBENTURE)

     [Legend if Debenture is to be deposited for securities clearance and settlement through the facilities of The Depository Trust Company.

     UNLESS THIS DEBENTURE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY DEBENTURE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

No. ______________________                           CUSIP NO. ______________


                                TOSCO CORPORATION

                            7.80% DEBENTURE DUE 2027

     TOSCO CORPORATION, a Nevada corporation (the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to ___________, or registered assigns, at the office or agency of the Company in New York, New York, the [principal sum of ____________Dollars](1) on January 1, 2027, in the coin or currency of the United States, and to pay interest, semi-annually on January 1 and July 1 of each year, commencing July 1, 1997, on said principal sum at said office or agency, in like coin or currency, at the rate per annum specified in the title of this Debenture, from the January 1 or the July 1, as the case may be, next preceding the date of this Debenture to which interest has been paid, unless the date hereof is a date to which interest has been paid, in which case from the date of this Debenture, or unless no interest has been paid or duly provided for on the corresponding Original Notes, in which case from January 1, 1997 until payment of said principal sum has been made or duly provided for. Payments of such principal and interest shall be made at the office or agency of the Company maintained for such purpose, which, subject to the right of the Company to vary or terminate the appointment of such agency, shall initially be at the principal corporate trust office of State Street Bank and Trust Company in Boston, Massachusetts; PROVIDED, that payment of interest may be made at the option of the Company by check mailed to the address of the person entitled thereto as such address shall appear on the Security Register or by wire transfer as provided in the Indenture. Notwithstanding the foregoing, if the date hereof is after December 15 or June 15, as the case may be, and before the following January 1 or July 1, this Debenture shall bear interest from such January 1 or July 1; PROVIDED, that if the Company shall default in the payment of interest due on such January 1 or July 1, then this Debenture shall bear interest from the next preceding January 1 or July 1, to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for on the corresponding Original Notes, from January 1, 1997. The interest so payable on any January 1 or July 1 will, subject to certain exceptions provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Debenture is registered at the close of business on the December 15 or June 15, as the case may be, next preceding such January 1 or July 1, whether or not such day is a Business Day.

     Reference is made to the further provisions of this Debenture set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as through fully set forth at this place.

     This Debenture shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by or on behalf of the Trustee under the Indenture referred to on the reverse hereof.

     IN WITNESS WHEREOF, TOSCO CORPORATION has caused this instrument to be signed manually or by facsimile by its duly authorized officers and has caused a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.

Dated: __________, 1997

(SEAL)                                      TOSCO CORPORATION


                                            By________________________



Attest:


---------------------------
(1) In the case of a Global Debenture the bracketed text will be replaced with the following: "principal amount set forth on Schedule A hereto."

                          CERTIFICATE OF AUTHENTICATION


     This is one of the Securities of the Series designated herein and referred to in the within-mentioned Indenture.

Dated: _______, 1997                      STATE STREET BANK AND TRUST
                                           COMPANY, as Trustee


                                           By:_________________________
                                               Authorized Signatory

                              REVERSE OF DEBENTURE

                                TOSCO CORPORATION

                            7.80% Debenture due 2027

     This Debenture is one of a duly authorized issue of debentures, notes, bonds or other evidences of indebtedness of the Company (hereinafter called the "Securities") of the Series hereinafter specified, all issued or to be issued under and pursuant to an indenture dated as of May 1, 1996, as supplemented by the Supplemental Indenture dated as of May __, 1997 (herein called the "Indenture"), duly executed and delivered by the Company to State Street Bank and Trust Company, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary as provided in the Indenture. This Debenture is one of a Series designated as the 7.80% Debentures due 2027 of the Company, limited in aggregate principal amount to $300,000,000.

     Interest will be computed on the basis of a 360-day year of twelve 30-day months. The Company shall pay interest on overdue principal and, to the extent lawful, on overdue installments of interest at the rate PER ANNUM borne by this Debenture. If a payment date is not a Business Day as defined in the Indenture at a place of payment, payment may be made at that place on the next succeeding day that is a Business Day, and no interest shall accrue for the intervening period.

     In case an Event of Default with respect to the Debentures due 2027, as defined in the Indenture, shall have occurred and be continuing, the principal hereof and the interest accrued hereon, if any, may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

     The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of a majority of the aggregate principal amount of the Securities at the time Outstanding of all Series to be affected (treated as one class), evidenced as provided in the Indenture, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each such Series; provided, however, that no such supplemental indenture shall (i) extend the Stated Maturity of any Security, or reduce the principal amount thereof or any premium thereon, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable upon redemption thereof, or impair or affect the right of any Holder to institute suit for the payment thereof or, if the Securities provide therefor, any right of repayment at the option of the Securityholder, without the consent of the Holder of each Security so affected, or (ii) reduce the aforesaid percentage of Securities of any Series, the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holder of each Security affected. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any Series, prior to any declaration accelerating the maturity of such Securities, the Holders of a majority in aggregate principal amount Outstanding of the Securities of such Series (or, in the case of certain defaults or Events of Default, all or certain Series of the Securities), may on behalf of the Holders of all the Securities of such Series (or all or certain Series of the Securities), as the case may be, waive any such past default or Event of Default and its consequences. The preceding sentence shall not, however, apply to a default in the payment of the principal of or premium, if any, or interest on any of the Securities. Any such consent or waiver by the Holder of this Debenture (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Debenture and any Debenture which may be issued in exchange or substitution therefor, irrespective of whether or not any notation thereof is made upon this Debenture or such other Debenture.

     No reference herein to the Indenture, and no provision of this Debenture or of the Indenture, shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Debenture in the manner, at the respective times, at the rate, and in the coin or currency herein prescribed.

     It is also provided in the Indenture that, subject to certain conditions, the Holders of at least a majority in principal amount of the outstanding Securities of all Series affected (voting as a single class), by notice to the Trustee, may waive an existing Default or Event of Default with respect to the Securities of such Series and its consequences, except a Default in the payment of principal of or interest on any Security or in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the Holder of each Outstanding Security affected. Upon any such waiver, such Default shall cease to exist, and any Event of Default with respect to the Securities of such Series arising therefrom shall be deemed to have been cured, for every purpose of the Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

     As provided in the Indenture, this Debenture is transferable by the registered Holder hereof on the Security Register of the Company, upon surrender of this Debenture for registration of transfer at the office or agency of the Trustee in the City and State of New York accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Trustee duly executed by the registered Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Debentures of authorized denominations and for the same aggregate principal amount and series will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

     The Company, the Trustee and any agent of the Company or the Trustee may deem and treat the registered Holder hereof as the absolute owner of this Debenture (whether or not this Debenture shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal hereof and, subject to the provisions hereof, interest hereon, and for all other purposes, and neither the Company nor the Trustee nor any authorized agent of the Company or the Trustee shall be affected by any notice to the contrary.

     No recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Debenture, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, shareholder, officer or director, as such, past, present, or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

     The Indenture with respect to any Series will be discharged and canceled except for certain Sections thereof, subject to the terms of the Indenture, upon the payment of all the Securities of such Series or upon the irrevocable deposit with the Trustee of cash or Government Obligations (or a combination thereof) sufficient for such payment in accordance with Article X of the Indenture.

     The Debentures of this Series are issuable only in registered form without Coupons in denominations of $100,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Debentures of this Series are exchangeable for a like aggregate principal amount of Debentures of this Series of a different authorized denomination, as requested by the Holder surrendering the same.

     This Indenture and this Debenture shall be deemed to be contracts made under the laws of the State of New York, and for all purposes shall be governed by, and construed in accordance with, the laws of such State.

     Terms used herein which are defined in the Indenture shall have the respective meanings assigned thereto in the Indenture.

                                   ASSIGNMENT

             [FORM OF ASSIGNMENT FOR DEBENTURES THAT ARE NOT GLOBAL
                                   DEBENTURES]

     For value received ______________ hereby sell(s), assign(s) and transfer(s) unto

---------------------------------------------
(Please insert Social Security or other
taxpayer identification number of assignee.)

the within Debenture and hereby irrevocably constitutes and appoints _________________ attorney to transfer the said Debenture on the books of the Company, with full power of substitution in the premises.

                           Dated: ____________________


                           -----------------------------


                           -----------------------------
                                   Signature(s)

                           Signature(s) must be
                           guaranteed by a
                           commercial bank or
                           trust company or a
                           member firm of a major
                           stock exchange.


                           -------------------------
                           Signature Guarantee


NOTICE: The above signatures of the holder(s) hereof must correspond with the name as written upon the face of this Debenture in every particular without alteration or enlargement or any change whatever.

            [FORM OF SCHEDULE FOR ENDORSEMENTS ON GLOBAL DEBENTURE TO
                      REFLECT CHANGES IN PRINCIPAL AMOUNT]

                                   Schedule A

                 Changes to Principal Amount of Global Debenture

================================================================================
              Principal Amount of
           Securities by which this             Remaining
           Global Security is to be             Principal
           Reduced or Increased, and          Amount of this
            Reason for Reduction or               Global          Notation
Date               Increase                      Security          Made by
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

===============================================================================

                                                                      EXHIBIT C

                           (FORM OF FACE OF DEBENTURE)

     [Legend if Debenture is to be deposited for securities clearance and settlement through the facilities of The Depository Trust Company.

     UNLESS THIS DEBENTURE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY DEBENTURE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

No. ______________________                            CUSIP NO. ______________


                                TOSCO CORPORATION

                            7.90% DEBENTURE DUE 2047

     TOSCO CORPORATION, a Nevada corporation (the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to ___________, or registered assigns, at the office or agency of the Company in New York, New York, the [principal sum of ____________Dollars](1) on January 1, 2047, in the coin or currency of the United States, and to pay interest, semi-annually on January 1 and July 1 of each year, commencing July 1, 1997, on said principal sum at said office or agency, in like coin or currency, at the rate per annum specified in the title of this Debenture, from the January 1 or the July 1, as the case may be, next preceding the date of this Debenture to which interest has been paid, unless the date hereof is a date to which interest has been paid, in which case from the date of this Debenture, or unless no interest has been paid or duly provided for on the corresponding Original Notes, in which case from January 1, 1997 until payment of said principal sum has been made or duly provided for. Payments of such principal and interest shall be made at the office or agency of the Company maintained for such purpose, which, subject to the right of the Company to vary or terminate the appointment of such agency, shall initially be at the principal corporate trust office of State Street Bank and Trust Company in Boston, Massachusetts; PROVIDED, that payment of interest may be made at the option of the Company by check mailed to the address of the person entitled thereto as such address shall appear on the Security Register or by wire transfer as provided in the Indenture. Notwithstanding the foregoing, if the date hereof is after December 15 or June 15, as the case may be, and before the following January 1 or July 1, this Debenture shall bear interest from such January 1 or July 1; PROVIDED, that if the Company shall default in the payment of interest due on such January 1 or July 1, then this Debenture shall bear interest from the next preceding January 1 or July 1, to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for on the corresponding Original Notes, from January 1, 1997. The interest so payable on any January 1 or July 1 will, subject to certain exceptions provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Debenture is registered at the close of business on the December 15 or June 15, as the case may be, next preceding such January 1 or July 1, whether or not such day is a Business Day.

     Reference is made to the further provisions of this Debenture set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as through fully set forth at this place.

     This Debenture shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by or on behalf of the Trustee under the Indenture referred to on the reverse hereof.

     IN WITNESS WHEREOF, TOSCO CORPORATION has caused this instrument to be signed manually or by facsimile by its duly authorized officers and has caused a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.

Dated: ___________, 1997

(SEAL)                                TOSCO CORPORATION


                                      By________________________



Attest:


---------------------------
(1) In the case of a Global Debenture the bracketed text will be replaced with the following: "principal amount set forth on Schedule A hereto."

                          CERTIFICATE OF AUTHENTICATION


     This is one of the Securities of the Series designated herein and referred to in the within-mentioned Indenture.

Dated: _________, 1997                     STATE STREET BANK AND TRUST
                                            COMPANY, as Trustee


                                            By:_________________________
                                                Authorized Signatory

                              REVERSE OF DEBENTURE

                                TOSCO CORPORATION

                            7.90% Debenture due 2047

     This Debenture is one of a duly authorized issue of debentures, notes, bonds or other evidences of indebtedness of the Company (hereinafter called the "Securities") of the Series hereinafter specified, all issued or to be issued under and pursuant to an indenture dated as of May 1, 1996, as supplemented by the Supplemental Indenture dated as of May __, 1997 (herein called the "Indenture"), duly executed and delivered by the Company to State Street Bank and Trust Company, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary as provided in the Indenture. This Debenture is one of a Series designated as the 7.90% Debentures due 2047 of the Company, limited in aggregate principal amount to $100,000,000.

     Interest will be computed on the basis of a 360-day year of twelve 30-day months. The Company shall pay interest on overdue principal and, to the extent lawful, on overdue installments of interest at the rate PER ANNUM borne by this Debenture. If a payment date is not a Business Day as defined in the Indenture at a place of payment, payment may be made at that place on the next succeeding day that is a Business Day, and no interest shall accrue for the intervening period.

     In case an Event of Default with respect to the Debentures due 2047, as defined in the Indenture, shall have occurred and be continuing, the principal hereof and the interest accrued hereon, if any, may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

     The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of a majority of the aggregate principal amount of the Securities at the time Outstanding of all Series to be affected (treated as one class), evidenced as provided in the Indenture, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each such Series; provided, however, that no such supplemental indenture shall (i) extend the Stated Maturity of any Security, or reduce the principal amount thereof or any premium thereon, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable upon redemption thereof, or impair or affect the right of any Holder to institute suit for the payment thereof or, if the Securities provide therefor, any right of repayment at the option of the Securityholder, without the consent of the Holder of each Security so affected, or (ii) reduce the aforesaid percentage of Securities of any Series, the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holder of each Security affected. It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any Series, prior to any declaration accelerating the maturity of such Securities, the Holders of a majority in aggregate principal amount Outstanding of the Securities of such Series (or, in the case of certain defaults or Events of Default, all or certain Series of the Securities), may on behalf of the Holders of all the Securities of such Series (or all or certain Series of the Securities), as the case may be, waive any such past default or Event of Default and its consequences. The preceding sentence shall not, however, apply to a default in the payment of the principal of or premium, if any, or interest on any of the Securities. Any such consent or waiver by the Holder of this Debenture (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Debenture and any Debenture which may be issued in exchange or substitution therefor, irrespective of whether or not any notation thereof is made upon this Debenture or such other Debenture.

     No reference herein to the Indenture, and no provision of this Debenture or of the Indenture, shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Debenture in the manner, at the respective times, at the rate, and in the coin or currency herein prescribed.

     It is also provided in the Indenture that, subject to certain conditions, the Holders of at least a majority in principal amount of the outstanding Securities of all Series affected (voting as a single class), by notice to the Trustee, may waive an existing Default or Event of Default with respect to the Securities of such Series and its consequences, except a Default in the payment of principal of or interest on any Security or in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the Holder of each Outstanding Security affected. Upon any such waiver, such Default shall cease to exist, and any Event of Default with respect to the Securities of such Series arising therefrom shall be deemed to have been cured, for every purpose of the Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

     As provided in the Indenture, this Debenture is transferable by the registered Holder hereof on the Security Register of the Company, upon surrender of this Debenture for registration of transfer at the office or agency of the Trustee in the City and State of New York accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Trustee duly executed by the registered Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Debentures of authorized denominations and for the same aggregate principal amount and series will be issued to the designated transferee or transferees. No service charge will be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

     The Company, the Trustee and any agent of the Company or the Trustee may deem and treat the registered Holder hereof as the absolute owner of this Debenture (whether or not this Debenture shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal hereof and, subject to the provisions hereof, interest hereon, and for all other purposes, and neither the Company nor the Trustee nor any authorized agent of the Company or the Trustee shall be affected by any notice to the contrary.

     No recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Debenture, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, shareholder, officer or director, as such, past, present, or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

     The Indenture with respect to any Series will be discharged and canceled except for certain Sections thereof, subject to the terms of the Indenture, upon the payment of all the Securities of such Series or upon the irrevocable deposit with the Trustee of cash or Government Obligations (or a combination thereof) sufficient for such payment in accordance with Article X of the Indenture.

     The Debentures of this Series are issuable only in registered form without Coupons in denominations of $100,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Debentures of this Series are exchangeable for a like aggregate principal amount of Debentures of this Series of a different authorized denomination, as requested by the Holder surrendering the same.

     This Indenture and this Debenture shall be deemed to be contracts made under the laws of the State of New York, and for all purposes shall be governed by, and construed in accordance with, the laws of such State.

     Terms used herein which are defined in the Indenture shall have the respective meanings assigned thereto in the Indenture.

                                   ASSIGNMENT

             [FORM OF ASSIGNMENT FOR DEBENTURES THAT ARE NOT GLOBAL
                                   DEBENTURES]

     For value received ______________ hereby sell(s), assign(s) and transfer(s) unto

---------------------------------------------
(Please insert Social Security or other
taxpayer identification number of
assignee.)

the within Debenture and hereby irrevocably constitutes and appoints _________________ attorney to transfer the said Debenture on the books of the Company, with full power of substitution in the premises.

                           Dated: ____________________


                           -----------------------------


                           -----------------------------
                                    Signature(s)

                           Signature(s) must be
                           guaranteed by a
                           commercial bank or
                           trust company or a
                           member firm of a major
                           stock exchange.


                           -------------------------
                           Signature Guarantee


NOTICE: The above signatures of the holder(s) hereof must correspond with the name as written upon the face of this Debenture in every particular without alteration or enlargement or any change whatever.

            [FORM OF SCHEDULE FOR ENDORSEMENTS ON GLOBAL DEBENTURE TO
                      REFLECT CHANGES IN PRINCIPAL AMOUNT]

                                   Schedule A

                 Changes to Principal Amount of Global Debenture

===============================================================================
              Principal Amount of
           Securities by which this        Remaining
           Global Security is to be        Principal
           Reduced or Increased, and     Amount of this
            Reason for Reduction or          Global            Notation
Date               Increase                 Security            Made by
-------------------------------------------------------------------------------

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===============================================================================